AFL-CIO HOUSING INVESTMENT TRUST

(the “HIT”)

Supplement dated November 23, 2021

to the Prospectus

and Statement of Additional Information (the “SAI”),

each dated April 30, 2021 (as supplemented to date)

At a meeting held on November 17, 2021, the Board of Trustees of the HIT approved the use of U.S. Treasury futures contracts, effective January 1, 2022. The HIT will use U.S. Treasury futures contracts to manage the duration of the HIT’s portfolio and will limit the value of these investments to no more than 5% of the HIT’s assets.

As more fully described in the Prospectus and SAI, as supplemented November 23, 2021, the use of U.S. Treasury futures contracts involves risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if derivatives had not been used. Investments in derivatives can increase the volatility of the HIT’s unit price and may expose it to significant additional costs. The use of derivatives, including U.S. Treasury futures contracts, is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of derivatives will achieve their intended result.

Participants should retain this Supplement for future reference